
<ARTICLE>                     5
<LEGEND>
                              This   Exhibit    contains    summary    financial
                              information   extracted   from  the   Registrant's
                              unaudited  consolidated  financial  statements for
                              the period ended June 30, 1997 and is qualified in
                              its  entirety  by  reference  to  such   financial
                              statements. This Exhibit shall not be deemed filed
                              for purpose of Section 11 of the Securities Act of
                              1933 and Section 18 of the Securities Exchange Act
                              of 1934, or otherwise  subject to the liability of
                              such  sections,  nor  shall it be deemed a part of
                              any other filing which incorporates this report by
                              reference,  unless  such  other  filing  expressly
                              incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                                   1,000
<CURRENCY>                                     U.S. DOLLARS

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                                                    DEC-31-1997
<PERIOD-START>                                                       JAN-01-1997
<PERIOD-END>                                                         JUN-30-1997
<EXCHANGE-RATE>                                                                1
<CASH>                                                                     1,800
<SECURITIES>                                                                   0
<RECEIVABLES>                                                              9,147
<ALLOWANCES>                                                                 222
<INVENTORY>                                                                7,288
<CURRENT-ASSETS>                                                          17,484
<PP&E>                                                                     3,425
<DEPRECIATION>                                                               786
<TOTAL-ASSETS>                                                            23,676
<CURRENT-LIABILITIES>                                                      6,434
<BONDS>                                                                    7,230
<PREFERRED-MANDATORY>                                                          0
<PREFERRED>                                                                    0
<COMMON>                                                                       4
<OTHER-SE>                                                                10,008
<TOTAL-LIABILITY-AND-EQUITY>                                              23,676
<SALES>                                                                   23,445
<TOTAL-REVENUES>                                                          23,445
<CGS>                                                                     15,572
<TOTAL-COSTS>                                                             15,572
<OTHER-EXPENSES>                                                           6,524
<LOSS-PROVISION>                                                               0
<INTEREST-EXPENSE>                                                           338
<INCOME-PRETAX>                                                            1,011
<INCOME-TAX>                                                                 400
<INCOME-CONTINUING>                                                          611
<DISCONTINUED>                                                                 0
<EXTRAORDINARY>                                                                0
<CHANGES>                                                                      0
<NET-INCOME>                                                                 611
<EPS-PRIMARY>                                                                .14
<EPS-DILUTED>                                                                .14

